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                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JUNE 9, 2006
                       TO PROSPECTUSES DATED MAY 1, 2006

     This supplement describes the Lifetime Withdrawal Guarantee, a new version of the Guaranteed Withdrawal Benefit, which may be added by rider in states where approved to American Forerunner Series variable annuity Contracts issued by New England Life Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the Prospectus dated May 1, 2006 for the Contract. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at
(800) 435-4117 to request a free copy.

     Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

1.  FEE TABLES AND EXAMPLES

     In the "Other Contract Fees" in the "FEE TABLE" section of the Prospectus, after "Guaranteed Withdrawal Benefit and Enhanced Guaranteed Withdrawal Benefit" add the following:

Lifetime Withdrawal Guarantee Benefit
  (Single Life version)(8)...............  Current Charge: 0.50%
                                           Maximum Guaranteed Charge: 0.95%
Lifetime Withdrawal Guarantee Benefit
  (Joint Life version)(8)................  Current Charge: 0.70%
                                           Maximum Guaranteed Charge: 1.40%

     In the "Notes" section, add the following:

     The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your purchase initial Purchase Payments. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the Lifetime Guaranteed Withdrawal rider charge to the then current charge, but no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. See "GUARANTEED WITHDRAWAL BENEFIT" for more information.

2.  TRANSFERS

     In the "Transfer Privilege -- General" section of the Prospectus, add the following at the end of the second paragraph:

     - If you have elected to add the Lifetime Withdrawal Guarantee rider to your Contract, you may only make transfers between certain Eligible Funds. Please refer to the section "GUARANTEED WITHDRAWAL
       BENEFIT -- Description of Lifetime Withdrawal Guarantee -- Allocation Restrictions."

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3.  EXPENSES

     Replace the "Guaranteed Withdrawal Benefit Rider" section of the "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" section of the Prospectus with the following:

GUARANTEED WITHDRAWAL BENEFIT RIDER

     We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the Contract. There are three different versions of the GWB under Contract (a maximum of two of which are available in your state): GWB I, Enhanced GWB, and Lifetime Withdrawal Guarantee. If you elect a GWB rider, a charge is deducted from your Contract Value on each Contract Anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Guaranteed Withdrawal Benefit -- Description of Guaranteed Withdrawal Benefit I") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee Benefit rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Guaranteed Withdrawal Benefit -- Description of Lifetime Withdrawal Guarantee") on the applicable Contract Anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The GWB rider charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the Enhanced Dollar Cost Averaging ("EDCA") Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value, you apply your Contract Value to an annuity option, there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person), or the Contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change. If the Enhanced GWB or Lifetime Withdrawal Guarantee rider is cancelled following an eligible Contract Anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the Contract Anniversary to the date the cancellation takes effect.

     If you elect an Optional Reset on the 5th Contract Anniversary under the GWB I rider or on the 3rd Contract Anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current Contract purchases at the time of the reset, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the Lifetime Withdrawal Guarantee charge applicable to current Contract purchases at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

     If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base equals zero. If the Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount equals zero.

4.  GUARANTEED WITHDRAWAL BENEFIT

     In the "Guaranteed Withdrawal Benefit" section of the Prospectus, insert the following prior to "Description of the Guaranteed Withdrawal Benefit I":

     We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are three versions of the GWB under the Contract:
Guaranteed Withdrawal Benefit I ("GWB I"), Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB") and Lifetime Withdrawal Guarantee. If you purchase the GWB, you must elect one version at the time you purchase the Contract, prior to age 86. A MAXIMUM OF TWO VERSIONS OF THE GWB ARE OFFERED IN ANY PARTICULAR STATE. All three versions of the GWB are described below; however, GWB I is only offered in states where Enhanced GWB has not yet been approved. Please
                                        2
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check with your registered representative regarding which version are available in your state. You may not have this benefit and the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.

     Each version of the GWB rider guarantees that the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the Purchase Payments you made has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee rider guarantees income for your life (and the life of your spouse, if the Joint Life version of the rider is elected), even after the entire amount of Purchase Payment has been returned. (See "Description of Lifetime Withdrawal Guarantee" below.)

     The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the Purchase Payment credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of Lifetime Withdrawal Guarantee -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals , and Withdrawal Charges may apply to withdrawals during the first Contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program.

     IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE). THIS REDUCTION MAY BE SIGNIFICANT. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE) UNTIL TERMINATION OF THE CONTRACT.

     - IF THE GWB I OR ENHANCED GWB RIDER IS IN EFFECT, THE GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS.

     - IF THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS THAT DO NOT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR.

       WITHDRAWALS THAT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR WILL DECREASE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT.

     IF THE GWB I OR LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE (FOR GWB I), AS DESCRIBED BELOW, OR REMAINING GUARANTEED WITHDRAWAL AMOUNT (FOR LIFETIME WITHDRAWAL GUARANTEE), AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE EQUALS ZERO.

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     For purposes of calculating the Guaranteed Withdrawal Amount (for GWB I or
Enhanced GWB) or the Total Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee), the B Plus Class bonus credits are not included.

     The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining Benefit Base (Remaining Guaranteed Withdrawal Amount under Lifetime Withdrawal Guarantee) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Contract Value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.

     Add the following after the "GUARANTEED WITHDRAWAL BENEFIT -- Enhanced Guaranteed Withdrawal Benefit" section of the prospectus:

     DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE

     In states where approved, we offer the Lifetime Withdrawal Guarantee rider. The Lifetime Withdrawal Guarantee rider is an optional rider that may be elected instead of the GWB I rider or Enhanced GWB rider. You should carefully consider which version of the GWB may be best for you. Here are some of the differences between the Lifetime Withdrawal Guarantee rider and the GWB I and Enhanced GWB riders:

     - Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee rider guarantees that we will make payments to you over your lifetime (and the life of your spouse, if the Joint Life version of the rider is elected), even after the entire amount of Purchase Payments has been returned.

     - Automatic Annual Step-Ups. In contrast to the GWB I rider, which offers an optional reset beginning with the 5th Contract Anniversary prior to the Owner's 86th birthday, and the Enhanced GWB rider, which offers an optional reset beginning with the 3rd Contract Anniversary prior to the Owner's 86th birthday, the Lifetime Withdrawal Guarantee provides automatic resets on each Contract Anniversary prior to the Owner's 86th birthday (and offers the Owner the ability to opt out of the resets).

     - Withdrawal Rates. The Lifetime Withdrawal Guarantee rider uses a 5% Withdrawal Rate to determine the Annual Benefit Payment. The GWB I and Enhanced GWB riders use a 7% Withdrawal Rate to determine the Annual Benefit Payment.

     - Cancellation. The Lifetime Withdrawal Guarantee rider also provides the ability to cancel the rider every five Contract Years for the first 15 Contract Years and annually thereafter. The Enhanced GWB rider offers only one opportunity to cancel the rider (on the fifth Contract Anniversary), and the GWB I rider does not offer the ability to cancel the rider.

     - The Lifetime Withdrawal Guarantee rider also offers favorable treatment of required minimum distribution withdrawals when compared to the GWB I rider.

     - Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your Purchase Payments and Contract Value among the Fixed Account and certain subaccounts (as described below).

     TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee rider is in effect. We assess the Lifetime Withdrawal Guarantee rider charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. The Total Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional Purchase Payments. Withdrawals that do not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below) do not reduce the Total Guaranteed Withdrawal Amount. If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the
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Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if such Contract Value is lower than the Total Guaranteed Withdrawal Amount before the withdrawal).

     5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount is increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount.

     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional Purchase Payments, and decreased by the amount of each withdrawal (including any applicable Withdrawal Charges) regardless of whether or not the withdrawal exceeds the Annual Benefit Payment. If a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if such Contract Value is lower than the Remaining Guaranteed Withdrawal Amount).

     - If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero.

     - If you take your first withdrawal on or after the date you reach age
       59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if you have elected the Joint Life version of the Lifetime Withdrawal Guarantee rider), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value declines to zero.

     You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee. If you begin taking withdrawals too soon, you may limit the value of the Lifetime Withdrawal Guarantee. For example, your Total Guaranteed Withdrawal Amount is no longer increased by the 5% Compounding Income Amount once you make your first withdrawal. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

     At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee rider. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee rider.

     ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount immediately prior to the first withdrawal multiplied by the 5% Withdrawal Rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional Purchase Payments, the 5% Compounding Income Amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate.

     It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals (including any applicable Withdrawal Charges) cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals (including any applicable Withdrawal Charges) during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. These reductions in the Total Guaranteed Withdrawal Amount and Annual Benefit Payment may be significant.

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     You can always take annual withdrawals less than the Annual Benefit
Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

     AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Owner's 86th birthday, a Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

     The Automatic Annual Step-Up will:

     - reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $5,000,000.

     - reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up, and

     - reset the Lifetime Withdrawal Guarantee rider charge to the charge applicable to Contract purchases at the time of the Step-Up, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).

     In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your Purchase Payments and Contract Value among the Fixed Account and the following subaccounts:

          (1) MetLife Conservative Allocation Subaccount

          (2) MetLife Conservative to Moderate Allocation Subaccount

          (3) MetLife Moderate Allocation Subaccount

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          (4) MetLife Moderate to Aggressive Allocation Subaccount

          (5) BlackRock Money Market Subaccount

     You may also elect to participate in the EDCA Program, provided that your destination subaccounts are one or more of the above listed subaccounts you have chosen.

     JOINT LIFE VERSION. A Joint Life version of the Lifetime Withdrawal Guarantee rider is available for a charge of 0.70% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.40%). Like the Single Life version of the Lifetime Withdrawal Guarantee rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the Lifetime Withdrawal Guarantee rider will automatically remain in effect if a spouse who is the primary beneficiary elects to continue the Contract under the spousal continuation provisions. (See "Payment on Death Prior to Annuitization -- Special Options for Spouses.") If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life.

     CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee rider on the Contract Anniversary every five Contract Years for the first fifteen years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee rider will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee rider charge, and the investment allocation restrictions described above will no longer apply. The variable annuity Contract, however, will continue.

     If you cancel the Lifetime Withdrawal Guarantee rider on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a)-(b) where:

          (a) is Purchase Payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges); and

          (b) is the Contract Value on the Contract Anniversary immediately preceding cancellation.

     The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

     Only Purchase Payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making Purchase Payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase Payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee may not be appropriate for you if you intend to make additional Purchase Payments after the 120 day period and are purchasing the Lifetime Withdrawal Guarantee for its Guaranteed Principal Adjustment feature.

     TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE RIDER. The Lifetime Withdrawal Guarantee rider will terminate upon the earliest of:

          (1) the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed);

          (2) the date all of the Contract Value is applied to an annuity option;
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          (3) the date there are insufficient funds to deduct the Lifetime
     Withdrawal Guarantee rider charge from the Contract Value;

          (4) death of the Owner or oldest Joint Owner, except where the beneficiary or Joint Owner is the spouse and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

          (5) change of the Owner or Joint Owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

          (6) the effective date of the cancellation of the rider; or

          (7) termination of the Contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for termination due to death).

     Once the rider is terminated, the Lifetime Withdrawal Guarantee rider charge will no longer be deducted and the Lifetime Withdrawal Guarantee investment allocation restrictions will no longer apply.

     ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your Contract. An additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider which will be equal to total Purchase Payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

     If the Owner or Joint Owner should die while the Lifetime Withdrawal Guarantee rider is in effect, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit instead of the applicable Contractual death benefit (the standard death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above, or the Annual Step-Up death benefit, Compounded-Plus death benefit, or Earnings Preservation Benefit if those benefits had been purchased by the Owner(s)). Otherwise, the provisions of those Contractual death benefits will determine the amount of the death benefit. If the Beneficiary elects to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing.

     We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and nonqualified Contracts subject to
Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee rider because
(1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the Lifetime Withdrawal Guarantee rider charge; or (3) the Contract Owner dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract, you may not make additional Purchase Payments under the Contract.

     (See Appendix F for examples of the GWB riders.)

5.  APPENDIX F -- GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

     Add the following under "F. HOW THE OPTIONAL RESET WORKS" in APPENDIX F.

F1. HOW AN OPTIONAL RESET MAY INCREASE THE BENEFIT BASE WHILE DECREASING THE GUARANTEED WITHDRAWAL AMOUNT AND ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial Purchase Payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

     Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Contract Value at the end of 5 years is $80,000. If an Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 X 7%).

     Under these circumstances, the Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

     Add the following at the end of APPENDIX F:

     I. Lifetime Withdrawal Guarantee

          1. When Withdrawals Do Not Exceed the Annual Benefit Payment

     Assume that a Contract had an initial Purchase Payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

     Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Contract Value is reduced to zero.

     If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Contract Value are reduced to zero.

                              (PERFORMANCE GRAPH)

                                                                          REMAINING
ANNUAL                                                                    GUARANTEED                GUARANTEED
BENEFIT                CUMULATIVE                 CONTRACT                WITHDRAWAL                WITHDRAWAL
PAYMENT                WITHDRAWALS                 VALUE                    AMOUNT                    AMOUNT
-------                -----------                --------                ----------                ----------
 $5,000                 $  5,000                  $100,000                 $100,000                  $100,000

  5,000                   10,000                    90,250                   95,000                   100,000

  5,000                   15,000                  80,987.5                   90,000                   100,000

  5,000                   20,000                  72,188.13                  85,000                   100,000

  5,000                   25,000                  63,828.72                  80,000                   100,000

  5,000                   30,000                  55,887.28                  75,000                   100,000

  5,000                   35,000                  48,342.92                  70,000                   100,000

  5,000                   40,000                  41,175.77                  65,000                   100,000

  5,000                   45,000                  34,366.98                  60,000                   100,000

  5,000                   50,000                  27,898.98                  55,000                   100,000

  5,000                   55,000                  21,752.7                   50,000                   100,000

  5,000                   60,000                  15,916.02                  45,000                   100,000

  5,000                   65,000                  10,370.22                  40,000                   100,000

  5,000                   70,000                  5,101.706                  35,000                   100,000

  5,000                   75,000                  96.62093                   30,000                   100,000

  5,000                   80,000                         0                        0                   100,000

  5,000                   85,000                         0                        0                   100,000

  5,000                   90,000                         0                        0                   100,000

  5,000                   95,000                         0                        0                   100,000

  5,000                  100,000                         0                        0                   100,000

          2. When Withdrawals Do Exceed the Annual Benefit Payment

     Assume that a Contract had an initial Purchase Payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

     Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Contract Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Contract Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% X $65,000 = $3,250.

     J. Lifetime Withdrawal Guarantee -- 5% Compounding Income Amount

     Assume that a Contract had an initial Purchase Payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%).

     The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

     If the first withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

     If the first withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 X 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 X 5%).

     If the first withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 X 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 X 5%).

     If the first withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 X 5%).

                ACTUAL WITHDRAWALS EQUAL ANNUAL BENEFIT PAYMENT

                              (PERFORMANCE GRAPH)

   YEAR                   ANNUAL
 OF FIRST                 BENEFIT
WITHDRAWAL                PAYMENT
----------                -------
         1                $5,000

         2                 5,250

         3                 5,513

         4                 5,788

         5                 6,078

         6                 6,381

         7                 6,700

         8                 7,036

         9                 7,387

        10                 7,757

        11                 8,144

                            YEAR OF FIRST WITHDRAWAL

     K. Lifetime Withdrawal Guarantee -- Automatic Annual Step-Ups and 5% Compounding Income Amount (No Withdrawals)

     Assume that a Contract had an initial Purchase Payment of $100,000. Assume that no withdrawals are taken.

     At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

     At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

     Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract Years the Contract Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 X 5%).

     At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Contract Value is less than $189,000. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 X 5%).

                              (PERFORMANCE GRAPH)

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:                                                   Telephone: (800) 435-4117
New England Securities Corporation
501 Boylston Street
Boston, MA 02116